UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

FIRST STATE BANCORPORATION

(Exact name of registrant as specified in its charter)

NEW MEXICO	001-12487	85-0366665
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO		87109
(Address of principal executive offices)		(Zip Code)

(505) 241-7500

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 24, 2005 at 5:00 p.m. Eastern Time, First State Bancorporation held an audio-video conference call simulcast over the Internet to discuss the third quarter earnings results. The presentation and slides in connection with the release were presented by H. Patrick Dee, First State Bancorporation’s Executive Vice President and Chief Operating Officer and Christopher C. Spencer, First State Bancorporation’s Senior Vice President and Chief Financial Officer. A copy of the transcript of the conference call on October 24, 2005 is attached hereto as Exhibit 99.1. In addition, a copy of the slide presentation from the conference call on October 24, 2005 is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
Exhibit 99.1	Transcript of the October 24, 2005 conference call discussing the third quarter earnings results.

Exhibit 99.2	Slide presentation of the October 24, 2005 conference call discussing the third quarter earnings results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: October 28, 2005	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of the October 24, 2005 conference call discussing the third quarter earnings results.

99.2	Slide presentation of the October 24, 2005 conference call discussing the third quarter earnings results.